Exhibit 10.1

THE SECURITIES OF PAR PETROLEUM CORPORATION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES OF PAR PETROLEUM CORPORATION DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES OF PAR PETROLEUM CORPORATION INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

SUBSCRIPTION AND LOCK-UP AGREEMENT

This SUBSCRIPTION AND LOCK-UP AGREEMENT (this “Agreement”) is made as of             , 2014, between Par Petroleum Corporation, a corporation organized under the laws of Delaware (the “Company”), and the investor listed on the signature page hereto (the “Investor”).

RECITALS

The Company has authorized the issuance and sale to the Investor of an aggregate number of shares of the Company’s common stock, par value $0.01 per share (the “Securities”) as set forth in Appendix A hereto for the aggregate purchase price set forth in Appendix A and, subject to the terms and conditions set forth herein, the Investor has agreed to purchase the Securities from the Company.

AGREEMENT

1. Subscription. Subject to the terms and conditions hereof, the Investor hereby irrevocably subscribes for the Securities set forth in Appendix A hereto for the aggregate purchase price set forth in Appendix A, which is payable as described in Section 2 hereof. The Investor acknowledges that the Securities will be subject to restrictions on transfer as set forth in this Agreement.

2. Payment for Securities. Payment for the Securities shall be received by the Company on the date hereof from the Investor by cashier’s check or wire transfer of immediately available funds, in the amount as set forth in Appendix A hereto. The Company shall deliver certificates representing the Securities to the Investor bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) and to the other restrictions on transfer described herein.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor that:

(a) The Company is duly formed and validly existing under the laws of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

(b) The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be validly issued, fully paid and nonassessable.

4. Representations and Warranties of the Investor. The Investor hereby represents and warrants to and covenants to the Company that:

(a) General.

(i) The Investor has all requisite authority and the capacity to purchase the Securities, enter into this Agreement and to perform all the obligations required to be performed by the Investor hereunder, and such purchase will not contravene any law, rule or regulation binding on the Investor or any investment guideline or restriction applicable to the Investor.

(ii) The Investor is a resident of the state set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

(iii) The Investor will comply with all applicable laws and regulations in effect in any jurisdiction in which the Investor purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the Investor is subject or in which the Investor makes such purchases or sales, and the Company shall have no responsibility therefor.

(b) Information Concerning the Company.

(i) The Investor has received a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and all documents filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (the “Commission Filings”).

(ii) The Investor understands and accepts that the purchase of the Securities involves various risks, including the risks outlined under the caption “Risk Factors” in the Commission Filings. The Investor represents that it is able to bear any loss associated with an investment in the Securities.

(iii) The Investor confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates or any of their respective officers, directors, employees, stockholders or agents as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided in this Agreement or otherwise by the Company or any of its affiliates or any of their respective officers, directors, employees, stockholders or agents shall not be considered investment advice or a recommendation to purchase the Securities, and that none of the Company or any of its affiliates or any of their respective officers, directors, employees, stockholders or agents is acting or has acted as an advisor to the Investor in deciding to invest in the Securities. The Investor acknowledges that none of the Company or any of its affiliates or any of their respective officers, directors, employees, stockholders or agents has made any representation regarding the proper characterization of the Securities for purposes of determining the Investor’s authority to invest in the Securities.

(iv) The Investor is an [executive officer/director] of the Company is familiar with the business and financial condition and operations of the Company, all as generally described in the Commission Filings. The Investor has had access to such information concerning the Company and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities.

(v) The Investor understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(vi) The Investor acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(c) Non-reliance.

(i) The Investor represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company or any of its affiliates or any of their respective officers, directors, employees, stockholders or agents as investment advice or as a recommendation to purchase the Securities.

(ii) The Investor confirms that none of the Company or any of its affiliates or any of their respective officers, directors, employees, stockholders or agents has (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to the Investor regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the Investor is not relying on the advice or recommendations of the Company or any of its affiliates or any of their respective officers, directors, employees, stockholders or agents, and the Investor has made its own independent decision that the investment in the Securities is suitable and appropriate for the Investor.

(d) Status of Undersigned.

(i) The Investor has such knowledge, skill and experience in business, financial and investment matters that the Investor is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the Investor’s own professional advisors, to the extent that the Investor has deemed appropriate, the Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Agreement. The Investor has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the Investor is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

(ii) The Investor is an [executive officer/director] of the Company and an “accredited investor” as defined in Rule 501(a) under the Securities Act. The Investor agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities.

(e) Restrictions on Transfer or Sale of Securities.

(i) The Investor is acquiring the Securities solely for the Investor’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The Investor understands that the Securities have not been registered under the Securities Act or any securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”) by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Investor and of the other representations made by the Investor in this Agreement. The Investor understands that the Company is relying upon the representations and agreements contained in this Agreement for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii) The Investor understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that the Investor may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the Investor understands that the Company has no obligation or intention to register any of the Securities, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the Investor understands that under the Commission’s rules, the Investor may dispose of the Securities principally only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the Investor. Accordingly, the Investor understands that the Investor must bear the economic risks of the investment in the Securities for an indefinite period of time. The Investor further understands that its ability to dispose of the Securities will be subject to restrictions contained Section 5 hereof.

5. Lock-Up Agreement. The Investor agrees that, for a period commencing on the date hereof and ending on the earlier to occur of the (i) two-year anniversary date of the date hereof or (ii) the termination of the Investor’s [employment with the Company or any of its affiliates/service as a director of the Company] for any reason, the Investor will not (A) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, or otherwise dispose of, directly or indirectly, any of the Securities or any securities convertible into, exercisable for, or exchangeable for any of the Securities or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Securities or such other securities, in cash or otherwise.

6. Legend. The certificates representing the Securities sold pursuant to this Agreement will be imprinted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO FURTHER RESTRICTIONS AS TO THEIR SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT AS SET FORTH IN THE SUBSCRIPTION AND LOCK-UP AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF.”

7. Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

8. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Investor without the prior written consent of the other party.

9. Waiver of Jury Trial. THE INVESTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

10. Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the Investor (“Proceedings”), the Investor irrevocably submits to the jurisdiction of the federal or state courts located in Harris County, Texas, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

12. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

13. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

14. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	Par Petroleum Corporation

One Memorial Plaza

800 Gessner Road, Suite 875

Houston, Texas 77024

Facsimile: (832) 565-1207

Attention: Brice Tarzwell

If to the Investor:	The address on the signature page hereto.

15. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

16. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by the terms hereof, have caused this Agreement to be executed as of the date first above written by their officers or other representatives thereunto duly authorized.

INVESTOR

By:
Name:

Address:

Facsimile:

PAR PETROLEUM CORPORATION

By:
Name:
Title:

[Signature page to Subscription and Lock-Up Agreement]

APPENDIX A

CONSIDERATION TO BE DELIVERED

Securities to Be Acquired	Aggregate Purchase Price to be Paid
shares of Common Stock	US$

Appendix A